                                                                    Exhibit 10.9

                                 AMENDMENT NO. 1
                                       TO
            SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT ("Amendment") is made and entered into as of the 17th day of December, 1998, by and among (i) PREMIER APPRAISALS, INC., a Georgia corporation (the "Company"), and (ii) CHRYSALIS VENTURES LIMITED PARTNERSHIP, a Kentucky limited partnership, JG PARTNERSHIP, LTD., a Kentucky limited partnership, JG FUNDING, LLC, a Kentucky limited liability company, DAVID A. JONES, an individual, W. PATRICK ORTALE, III, an individual, JACK TYRRELL, an individual, WINDCREST PARTNERS, a New York limited partnership, CASSELBERRY PARTNERS, L.P., a Kentucky limited partnership, J. DAVID GRISSOM, an individual, MICHAEL W. MATTOX, an individual, VICKI L. BRAKEBILL, an individual, RICHLAND VENTURES II, L.P., a Delaware limited partnership, MOORE GLOBAL INVESTMENTS, LTD., a limited partnership, REMINGTON INVESTMENTS STRATEGIES, L.P., a limited partnership, SOUTH ATLANTIC PRIVATE EQUITY FUND IV, LIMITED PARTNERSHIP, a Delaware limited partnership, and SOUTH ATLANTIC PRIVATE EQUITY FUND IV (Q.P.), LIMITED PARTNERSHIP, a Delaware limited partnership (each an "Investor" and collectively the "Investors").

                  WITNESSETH:

                  WHEREAS, the Company and the Investors are parties to a Second Amended and Restated Registration Rights Agreement dated as of June 16, 1998 (the "Registration Rights Agreement").

                  WHEREAS, the Company and the Investors desire to amend the Registration Rights Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the premises and intending to be legally bound, Company and Investors agree as follows:

         1. Section 4 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

                  4. REGISTRATION EXPENSES. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 2 and 3.1 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the applicable Holder; provided, however, that the reasonable fees and expenses of one counsel for the Holders in the case of registrations pursuant to Section 3.1 shall be borne by the Company.

         2. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect, unmodified and unrevoked.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                   "COMPANY"

                                   PREMIER APPRAISALS, INC.
                                   __________________________________________
                                   Michael W. Mattox, President and
                                    Chief Executive Officer

                                   "INVESTORS"

                                   CHRYSALIS VENTURES LIMITED PARTNERSHIP

                                   By:________________________________________
                                      David A. Jones, Jr., Managing Director,
                                      Chrysalis Ventures, Inc., Its General
                                      Partner

                                   JG PARTNERSHIP, LTD.

                                   By:________________________________________
                                      David A. Jones, Managing Partners, by
                                      David A. Jones,  Jr., Power of Attorney

                                   JG FUNDING, LLC

                                   By:________________________________________
                                      David A. Jones, Managing Partners, by
                                      David A. Jones,  Jr., Power of Attorney

                                   CASSELBERRY PARTNERS, L.P.

                                   By:_______________________________________
                                      Douglas A. Cobb, General Partner

                                   __________________________________________
                                   J. DAVID GRISSOM

                                   __________________________________________
                                   DAVID A. JONES

                                   __________________________________________
                                   W. PATRICK ORTALE, III

                                   __________________________________________
                                   JACK TYRRELL

                                   __________________________________________
                                   MICHAEL W. MATTOX

                                   __________________________________________
                                   VICKI L. BRAKEBILL

                                   WINDCREST PARTNERS

                                   By:_______________________________________
                                   A General Partner

                                   RICHLAND VENTURES II, L.P.

                                   By:_______________________________________
                                      Jack Tyrrell, Partner

                                   SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                   LIMITED PARTNERSHIP

                                   By: South Atlantic Private Equity Partners,
                                       Limited Partnership, Its General Partner

                                   By:_______________________________________
                                   Its: Managing General Partner

                                   SOUTH ATLANTIC PRIVATE EQUITY FUND IV,
                                   (Q.P.) , LIMITED PARTNERSHIP

                                   By: South Atlantic Private Equity Partners,
                                       Limited Partnership, Its General Partner

                                   By:_______________________________________
                                   Its: Managing General Partner

                                   MOORE GLOBAL INVESTMENTS, LTD.

                                   By:_______________________________________
                                   Moore Capital Management
                                   Its:  Trading Advisor

                                   REMINGTON INVESTMENTS STRATEGIES, L.P.

                                   By:_______________________________________
                                   Moore Capital Advisors, LLC
                                   Its:  General Partner